UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

February 9, 2015

BPZ Resources, Inc.

(Exact name of registrant as specified in its charter)

Texas	001-12697	33-0502730
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

580 Westlake Park Blvd., Suite 525

Houston, Texas 77079

(Address of Principal Executive Offices)

(281) 556-6200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On February 9, 2015, BPZ Resources, Inc. (“the Company”) issued a press release providing an update on its crude oil reserves as of December 31, 2014 in its Corvina and Albacora Oil fields in Block Z-1 in northwest Peru, as estimated by its independent reserve auditors Netherland Sewell & Associates, Inc. (“NSAI”).  A copy of the corrected press release dated February 9, 2015 is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. The corrected release notes a correction to the gross estimated ultimate recoveries for PUD wells in the Albacora Field. Also, a copy of the NSAI letter dated February 3, 2015 is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

This information is furnished pursuant to Item  7.01 of Form 8-K and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless specifically incorporated by reference in a document filed under the Securities Act of 1933, as amended, or the Exchange Act. By filing this report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by Item 7.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

Exhibit 99.1 Exhibit 99.2

BPZ Resources, Inc. Corrected Press Release, dated February 9, 2015, and furnished with this report.

Letter of Netherland, Sewell & Associates, Inc., dated February 3, 2015, and furnished with this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BPZ RESOURCES, INC.
(Registrant)

Dated: February 10, 2015	By:	/s/ Richard S. Menniti
	Name:	Richard S. Menniti
	Title:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 99.1 Exhibit 99.2

BPZ Resources, Inc. Corrected Press Release, dated February 9, 2015, and furnished with this report.

Letter of Netherland, Sewell & Associates, Inc., dated February 3, 2015, and furnished with this report.